GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) $ in Thousands	Dec. 31, 2025 USD ($)
Goodwill And Intangible Assets [Line Items]
2026	$ 32,049
2027	29,862
2028	29,479
2029	29,135
2030	29,135
Over 2030	121,243
Finite lived intangible assets, net	$ 270,903